                                                                    Exhibit 99.2

                                          COLUMBIA FINANCIAL OF
                                              KENTUCKY, INC.
                      Proposed Holding Company for Columbia Federal Savings Bank
                                         Stock Information Center
                                            2497 Dixie Highway
                                    Ft. Mitchell, Kentucky 41017-3085
                                              (606) XXX-XXXX

                                             STOCK ORDER FORM
________________________________________________________________________________
DEADLINE The Subscription Offering ends at X:XX P.M., Eastern time, on March XX, 1998. Your Stock Order and Certification Form, properly executed and with the correct payment, must be received at the address on the top of this form or at any other office of Columbia Federal Savings Bank by this deadline, or it will be considered void.
________________________________________________________________________________

                                                                                 The minimum number of shares that may be subscribed
(1) Number of Shares       Price Per Share       (2) Total Amount Due            for is 25. The maximum individual subscription is
 -------------------                            -----------------------          15,000 shares. No person, together with associates
|                   |      x  $10.00 =         |                       |         and persons acting in concert with such person may
 -------------------                            -----------------------          purchase more than 30,000 of the shares sold in
                                                                                 the Conversion. There are additional purchase
                                                                                 limitations for associates and groups acting in
                                                                                 concert as defined in the Prospectus.

_______________________________________________________________________________
METHOD OF PAYMENT
(3) / /Enclosed is a check, bank draft or money order payable to Columbia Financial of Kentucky, Inc., for $_________________ (or cash if presented in person).
(4)/ / I authorize Columbia Federal Savings Bank to make withdrawals from my Columbia Federal Savings Bank certificate or savings account(s) shown below, understand that there will be no penalty for early withdrawal and understand that the amounts will not otherwise be available for withdrawal:

                ACCOUNT NUMBER(S)                              AMOUNT(S)
________________________________________________________________________________
                                                        |
________________________________________________________|_______________________
                                                        |
________________________________________________________|_______________________
                                                        |
________________________________________________________|_______________________
                                                        |
________________________________________________________|_______________________
                                                        |
                                      TOTAL WITHDRAWAL  |_______________________

________________________________________________________________________________
(5)/ / Check here if you are a director, officer or employee of Columbia Federal Savings Bank or a member of such person's immediate family.
________________________________________________________________________________
(6)/ / ASSOCIATE - ACTING IN CONCERT
       Check here, and complete the reverse side of this form, if you or any associate (as defined on the reverse side of this form) or persons acting in concert with you have submitted other orders for shares in the Subscription Offering and/or Direct Community Offering.
________________________________________________________________________________
(7) PURCHASER INFORMATION

a./ / Eligible Account Holder Check here if you were a depositor with $50.00 or more on deposit with Columbia Federal Savings Bank as of 09/30/96. Enter information below for all deposit accounts that you had at Columbia Federal Savings Bank on 09/30/96.
b./ / Supplemental Eligible Account Holder - Check here if you were a depositor with $50.00 or more on deposit with Columbia Federal Savings Bank as of 12/31/97 but are not an Eligible Account Holder. Enter information below for all deposit accounts that you had at Columbia Federal Savings Bank on 12/31/97.
c./ / Other Member - Check here if you were a depositor of Columbia Federal
      Savings Bank as of XX/XX/XX, or a borrower of Columbia Federal Savings Bank as of XX/XX/XX whose loan was in existence on 12/16/95, but are not an Eligible Account Holder or a Supplemental Eligible Account
      Holder. Enter information below for all deposit and loan accounts that you had at Columbia Federal Savings Bank on XX/XX/XX.
d./ / Local Community - Check here if you are a permanent resident of either
      Boone County or Kenton County, Kentucky.

    ACCOUNT TITLE (NAMES ON ACCOUNTS)                 AMOUNT NUMBER
________________________________________________________________________________
                                           |
___________________________________________|____________________________________
                                           |
___________________________________________|____________________________________
                                           |
___________________________________________|____________________________________

                       (additional space on back of form)
________________________________________________________________________________
(8) STOCK REGISTRATION

/ / Individual                / / Uniform Transfer to Minors            / / Partnership
/ / Joint Tenants             / / Uniform Gift to Minors                / / Individual Retirement Account
/ / Tenants in Common         / / Corporation                           / / Fiduciary/Trust (Under Agreement Dated _________)
___________________________________________________________________________________________________________________________________
                                                                                           |
                                                                                           |
Name                                                                                       |Social Security or Tax I.D.
___________________________________________________________________________________________|_______________________________________
                                                                                           |
                                                                                           |
Name                                                                                       |Social Security or Tax I.D.
___________________________________________________________________________________________|_______________________________________
                                                                                           |
Street                                                                                     |Daytime
Address                                                                                    |Telephone
___________________________________________________________________________________________|_______________________________________
                                                                                           |
                                         Zip                                               |Evening
City                          State      Code                County                        |Telephone
___________________________________________________________________________________________|_______________________________________

________________________________________________________________________________
/ / NASD AFFILIATION (This section only applies to those individuals who meet the delineated criteria)
Check here if you are a member of the National Association of Securities Dealers, Inc. ("NASD"), a person associated with an NASD member, a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which an NASD member or person associated with an NASD member has a beneficial interest. To comply with conditions under which an exemption from the NASD's Interpretation With Respect to Free-Riding and Withholding is available, you agree, if you have checked the NASD affiliation box: (i) not to sell, transfer or hypothecate the stock for a period of three months following the issuance and (ii) to report this subscription in writing to the applicable NASD member within one day of the payment therefor.
________________________________________________________________________________
ACKNOWLEDGMENT By signing below, I acknowledge receipt of the Prospectus dated XXXXX XX, 199X and understand I may not change or revoke my order once it is received by Columbia Financial of Kentucky, Inc. I also certify that this stock order is for my account and there is no agreement or understanding regarding any further sale or transfer of these shares. Applicable regulations prohibit any persons from transferring, or entering into any agreement directly or indirectly to transfer, the legal or beneficial ownership of conversion subscription rights or the underlying securities to the account of another person. Columbia Federal Savings Bank will pursue any and all legal and equitable remedies in the event it becomes aware of the transfer of subscription rights and will not honor orders known by it to involve such transfer. Under penalties of perjury, I further certify that: (1) the social security number or taxpayer identification number given above is correct; and (2) I am not subject to backup withholding. You must cross out this item, (2) above, if you have been notified by the Internal Revenue Service that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. By signing below, I also acknowledge that I have not waived any rights under the Securities Act of 1933 and the Securities Exchange Act of 1934.

SIGNATURE    THIS FORM MUST BE SIGNED AND DATED TWICE: HERE AND ON THE
CERTIFICATION FORM ON THE REVERSE HEREOF. THIS ORDER IS NOT VALID IF THE STOCK ORDER FORM AND CERTIFICATION FORM ARE NOT BOTH SIGNED. YOUR ORDER WILL BE FILLED IN ACCORDANCE WITH THE PROVISIONS OF THE PROSPECTUS. When purchasing as a custodian, corporate officer, etc., include your full title. An additional signature is required only if payment is by withdrawal from an account that requires more than one signature to withdraw funds.
THE SHARES OF COMMON STOCK OFFERED HEREBY ARE NOT SAVINGS ACCOUNTS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENTAL AGENCY.

________________________________________________________________________________
Signature                     Title (if applicable)               Date

________________________________________________________________________________
Signature                     Title (if applicable)               Date

________________________________________________________________________________
________________________________________________________________________________
FOR OFFICE      Date Rec'd____/____/____       Check # ____________________
USE             Amount $________________       Category ___________________
Batch # _________ - _____________Order #       Deposit $___________________
________________________________________________________________________________

                      COLUMBIA FINANCIAL OF KENTUCKY, INC.

           Proposed Holding Company for Columbia Federal Savings Bank
________________________________________________________________________________

ITEM (6) CONTINUED; ASSOCIATE - ACTING IN CONCERT               DEFINITION OF ASSOCIATE
                                                                The term "associate" of a person is defined to mean (i) any
      ASSOCIATE LISTED ON                 NUMBER OF             corporation or other organization (other than Columbia Financial
      OTHER STOCK ORDERS               SHARES ORDERED           of Kentucky, Inc. ("Company"), Columbia Federal Savings Bank
____________________________________________________________    ("Columbia Federal Savings"), or a majority owned subsidiary of
_________________________________|__________________________    Columbia Federal Savings, of which such person is a director,
_________________________________|__________________________    officer or partner or is directly or indirectly the beneficial
_________________________________|__________________________    owner of 10% or more of any class of equity securities; (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee
ITEM (7) CONTINUED; PURCHASER INFORMATION                       or in a similar fiduciary capacity, provided, however, that such
____________________________________________________________    term shall not include any tax-qualified employee stock benefit
ACCOUNT TITLE (NAMES ON ACCOUNT)     ACCOUNT NUMBER             plan of the Company or Columbia Federal Savings in which such
____________________________________________________________    person has a substantial beneficial interest or serves as a
_________________________________|__________________________    trustee or in a similar fiduciary capacity; and (iii) any relative
_________________________________|__________________________    or spouse of such person, or any relative of such person, who
_________________________________|__________________________    either has the same home as such person or who is a director or
_________________________________|__________________________    officer of the Company or Columbia Federal Savings or any of their subsidiaries.

________________________________________________________________________________

                               CERTIFICATION FORM
                       (This Certification Must Be Signed
              In Addition to the Stock Order Form On Reverse Hereof)

I ACKNOWLEDGE THAT THE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE, OF COLUMBIA FINANCIAL OF KENTUCKY, INC.,IS NOT A DEPOSIT OR AN ACCOUNT AND IS NOT FEDERALLY INSURED, AND IS NOT GUARANTEED BY COLUMBIA FEDERAL SAVINGS BANK OR BY THE FEDERAL GOVERNMENT.

If anyone asserts that the shares of common stock are federally insured or guaranteed, or are as safe as an insured deposit, I should call the Office of Thrift Supervision Central Regional Director, Ronald N. Karr, at (312) 917-5000
 .

I further certify that, before purchasing the shares of common stock of Columbia Financial of Kentucky, Inc., I received a copy of the Prospectus dated XXXXXX XX, 199X which discloses the nature of the common shares being offered thereby and describes the following risks involved in an investment in the common shares under the heading "Risk Factors" on page 1 of the Prospectus:

   1.  Low Return on Assets and Low Return on Equity

   2.  Reduction on Return on Equity Due to Proceeds of Offering

   3.  Competition in Market Area

   4.  Interest Rate Risk

   5.  Dilutive Effect and Expense of the ESOP, the Stock Option Plan and the
       RRP

   6.  Limited Market for the Common Shares

   7. Legislation and Regulation Which May Adversely Affect Columbia Federal's Earnings and Operations

   8. Anti-Takeover Provisions Which May Discourage Sales of Common Shares for Premium Prices and Controlling Influence of Management

   9.  Risk of Delayed Offering

   10. Dilutive Effect of Increase in Valuation Range

   11. Possible Tax Liability Related to Subscription Rights
____________________________________      _____________________________________
Signature               Date              Signature                Date

____________________________________      _____________________________________

(NOTE: IF STOCK IS TO BE HELD JOINTLY, BOTH PARTIES MUST SIGN)
                                       ----